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                                                                    EXHIBIT 10.8

              RIGHT OF FIRST REFUSAL AND NONCOMPETITION AGREEMENT


         This RIGHT OF FIRST REFUSAL AND NONCOMPETITION AGREEMENT (this "Agreement") dated as of _____________, 1998 is by and between AMRESCO, INC., a Delaware corporation ("AMRESCO") and AMRESCO CAPITAL TRUST, a Texas real estate investment trust ("ACT"), with reference to the following:

         A. ACT, together with its affiliated entities, is in the business of, among other things, originating and acquiring certain types of Commercial Mortgage Loans (as hereinafter defined) and investing in various types of mortgage-backed securities ("MBS").

         B. AMRESCO and certain of its affiliated entities (collectively, the "AMRESCO Group") are in the business of, among other things, originating and acquiring certain types of Commercial Mortgage Loans and investing in various types of MBS.

         C. ACT has entered into a Management Agreement (the "Management Agreement") with AMREIT Managers, L.P., a Delaware limited partnership and a member of the AMRESCO Group (the "Manager"), pursuant to which the Manager has agreed, subject to the terms and conditions set forth therein, to act as manager to ACT.

         D. ACT has conditioned its obligations under the Management Agreement upon the execution and delivery by AMRESCO of this Agreement.

         NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

         1.      RIGHT OF FIRST REFUSAL WITH RESPECT TO COMMERCIAL MORTGAGE
LOANS.

                 (a) AMRESCO hereby agrees that, during each calendar quarter, until the Cut-Off Date (as defined in Section 1(c) below), it will cause each member of the AMRESCO Group to notify the Chief Investment Officer of ACT (the "Chief Investment Officer") of any Commercial Mortgage Loan which (i) is identified by or to any member of the AMRESCO Group, (ii) is preliminarily reviewed and approved for further consideration by such member of the AMRESCO Group and accordingly, consistent with current procedures of the AMRESCO Group, listed by such member of the AMRESCO Group on the "deal flow chart" of the AMRESCO Group, and (iii) meets or, in the good faith judgment of such member of the AMRESCO Group, could reasonably be expected to meet, the investment criteria and objectives of ACT. Within _____ business days after the receipt of such notice by the Chief Investment Officer, the Chief Investment Officer will make a determination as to whether such Commercial Mortgage Loan actually meets the investment criteria and objectives of ACT (in which case such Commercial Mortgage Loan shall be deemed, for purposes of this Agreement, to be a


RIGHT OF FIRST REFUSAL AND NONCOMPETITION AGREEMENT - PAGE 1
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         "Targeted Mortgage Loan").  The Chief Investment Officer shall promptly notify the member of such AMRESCO Group that entered such Commercial Mortgage Loan on the "deal flow chart" of such determination.

                 (b) During each calendar quarter, until the Cut-Off Date, AMRESCO will not, and it will cause each member of the AMRESCO Group not to, invest in any Targeted Mortgage Loan, unless the Manager shall have notified AMRESCO (or any other member of the AMRESCO Group) that the Investment Committee (as defined in Section 1(c) below) has determined that ACT (i) should not invest in any such Targeted Mortgage Loan, or (ii) should invest in only a portion of such Targeted Mortgage Loan (in which case, members of the AMRESCO Group may co-invest with ACT in such Targeted Mortgage Loan on such terms as are approved by the Investment Committee).

                 (c) As used in this Agreement, the following terms shall have the meanings set forth below:

                 "Commercial Mortgage Loan" means either a loan secured by commercial or multifamily real property or a Mezzanine Loan.

                 "Cut-Off Date" means the date during each calendar quarter during the term of this Agreement as of which at least $100 million of Targeted Mortgage Loans (determined in the aggregate as to such quarter) have been identified to ACT by one or more members of the AMRESCO Group.

                 "Investment Committee" means the applicable committee maintained by the Manager which approves the purchase, acquisition or origination of Mortgage Loans, MBS or other investments by ACT.

                 "Mezzanine Loan" means a commercial real estate loan the repayment of which is subordinate to a senior Commercial Mortgage Loan and which is secured either by a second lien mortgage or a pledge of the ownership interests of the borrower. "Mezzanine Loans" also includes preferred equity investments in a commercial real estate loan borrower.

         2. RIGHT OF FIRST REFUSAL WITH RESPECT TO MORTGAGE-BACKED SECURITIES. During the term of this Agreement, AMRESCO will not, and it will cause each member of the AMRESCO Group not to, invest in any tranche of MBS, other than MBS issued in securitizations sponsored in whole or in part by any member of the AMRESCO Group, unless the Manager shall have notified AMRESCO that the Investment Committee has determined that ACT (i) should not invest in any such tranche of MBS, or (ii) should invest in only a portion of such tranche of MBS (in which case, members of the AMRESCO Group may co-invest with ACT in such tranche of MBS on such terms as are approved by the Investment Committee).





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         3.      SPONSORSHIP OF OR INVESTMENT IN OTHER MORTGAGE REITS.  During
the term of this Agreement, AMRESCO will not, and it will cause each member of the AMRESCO Group not to, form or cause to be formed, sponsor, act as manager to or make any significant equity investment in, any entity principally engaged in mortgage lending activities which is or intends to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended (a "mortgage REIT") and which has investment objectives substantially similar to those of ACT, unless such action or investment is approved, in advance and in writing, by a majority of the independent trust managers of ACT. For purposes of this Section 3, an equity investment in a mortgage REIT will not be deemed to be material if it does not exceed five percent (5%) of the total outstanding equity interests of such mortgage REIT.

         4. NO OTHER RESTRICTIONS. Except as expressly provided herein, there are no restrictions or limitations whatsoever on the ability of AMRESCO and the other members of the AMRESCO Group to (i) make any investments (including those investments which are appropriate investments for ACT or its affiliates) or (ii) to otherwise conduct its business and operations.

         5.      REPRESENTATIONS AND WARRANTIES.

                 (a) AMRESCO represents and warrants to ACT as of the date hereof that:

                      (i) It has full power and authority to enter into this Agreement and to perform its duties and obligations hereunder.

                      (ii) The execution, delivery and performance of this Agreement by it have been duly authorized by all requisite corporate action.

                    (iii) This Agreement, assuming due authorization, execution and delivery by ACT, constitutes a valid, legal and binding obligation of it enforceable against it in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and
                 (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                      (iv) Its execution and delivery of this Agreement and its performance of and compliance with the terms hereof will not constitute a violation of any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority with jurisdiction over it.

                      (v) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local governmental





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                 or regulatory authority is required for the execution,
                 delivery and performance by it of this Agreement.

                 (b) ACT represents and warrants to AMRESCO as of the date hereof that:

                      (i) ACT has full power and authority to enter into this Agreement and to perform its duties and obligations hereunder.

                      (ii) The execution, delivery and performance of this Agreement by ACT have been duly authorized by all requisite corporate action.

                    (iii) This Agreement, assuming due authorization, execution and delivery by AMRESCO, constitutes a valid, legal and binding obligation of ACT enforceable against ACT in accordance with the terms hereof, subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and (ii) general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law.

                      (iv) ACT's execution and delivery of this Agreement and its performance of and compliance with the terms hereof will not constitute a violation of any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority with jurisdiction over ACT.

                      (v) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local governmental or regulatory authority is required for the execution, delivery and performance by ACT of this Agreement.

         6. TERMINATION OF AGREEMENT. This Agreement may not be terminated at any time while the Management Agreement is in effect, or while any member of the AMRESCO Group is the acting manager of ACT. This Agreement may be terminated by either party hereto, so long as the Management Agreement is not in effect and no member of the AMRESCO Group is acting as manager of ACT, at any time upon 30 days prior written notice to the other party hereto.

         7. NOTICES. Any notices necessary to be given under the provisions of this Agreement shall be in writing and delivered either personally or by facsimile or by mail, first class postage prepaid, to the addresses set forth below:





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                                   AMRESCO, Inc.
                                   700 North Pearl Street
                                   Suite 2400, LB 342
                                   Dallas, Texas   75201-7424

                                   Attn:  President and General Counsel


                                   AMRESCO Capital Trust
                                   700 North Pearl Street
                                   Suite 2400, LB 342
                                   Dallas, Texas   75201-7424

                                   Attn:  President and General Counsel


         8.      MISCELLANEOUS PROVISIONS.

                 (a) The arrangements and relationship contemplated in this Agreement are the sole understandings of the parties hereto with respect to the subject matter hereof, and any other agreements, expressed or implied, entered into prior to or contemporaneously with the execution of this Agreement relating to the matters set forth herein are null and void.

                 (b) This Agreement shall be considered the entire agreement and no further agreements between the parties as to the matters set forth herein will be considered valid and enforceable under this Agreement or any amendment thereto unless in writing and executed by the parties hereto.

                 (c) This Agreement shall be governed by the laws of the State of Texas. Any suit or controversy arising out of this Agreement if litigated shall be filed in state or federal court of the State of Texas.

                 (d) If any part of this Agreement is found to be unenforceable, the remainder of the Agreement shall remain in full force and effect.

                 (e) This Agreement may be executed in counterparts, each of which shall be deemed an original, but both of which taken together shall constitute one and the same instrument.

                 (f) Nothing herein contained shall be deemed or construed to create a partnership or joint venture between the parties hereto.





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Executed and effective as of the _____ day of ________________, 1998.


                                        AMRESCO, INC.


                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------



                                        AMRESCO CAPITAL TRUST


                                        By:
                                           ----------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------





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